EXHIBIT 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Louis C. Drapeau, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of InSite Vision Incorporated on Form 10-K for the annual period ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report of InSite Vision Incorporated on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of InSite Vision Incorporated.

By:	/s/Louis C. Drapeau
Name:	Louis C. Drapeau
Title:	Interim Chief Executive Officer
(Principal Executive Officer)
Chief Financial Officer
(Principal Financial Officer)
Date:	March 13, 2009